CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of M-GAB Development Corporation (the "Company") on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carl M. Berg, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May  12,  2003


                                                 /s/ Carl M. Berg
                                                 -------------------------
                                                 Carl  M.  Berg
                                                 Chief  Executive  and
                                                 Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to M-GAB Development Corporation and will be retained by M-GAB Development Corporation and furnished to the Securities and Exchange Commission or its staff upon request.